Annual Meeting 2026 EXHIBIT 99.1

2 AGENDA 39 th Annual Shareholder Meeting INTRODUCTIONS • Gregory McConnell, Chairman of the Board CALL TO ORDER & PRESENTATION OF PROPOSALS IN PROXY STATEMENT • Election of Directors • Advisory approval of ChoiceOne’s Executive Compensation • Ratification of the selection of Plante & Moran, PLLC as our registered independent public accounting firm for the year ending December 31, 2026. VOTING ANNOUNCEMENT OF VOTING RESULTS CLOSE BUSINESS PORTION OF MEETING FINANCIAL RESULTS & ANNUAL PRESENTATION • Kelly J. Potes, CEO • Michael J. Burke, Jr., President ADJOURNMENT

3 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2025 . NON - GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP financial measures may differ from methods used by other companies . These non - GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or applicable regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

COMPANY OVERVIEW

ChoiceOne Bank maintains the **community feel of a small-town bank** with the **technological capabilities and product offerings of a larger bank.**

Founded in 1898, ChoiceOne is a Michigan-based community bank combining local decision-making with modern digital capabilities, serving consumers, businesses, and municipalities statewide.

PERSONAL BANKING

- Highly Rated Mobile App (4.7★ on Apple App Store)
- Instant, Secure Payments Through Zelle®

BUSINESS BANKING

- Modern Treasury Platform with Best-in-Class Fraud Protection
- Integrated Invoicing and Accounting via Autobooks

MORTGAGE LENDING

- Industry leading origination platform
- End-to-End Online Applications and Disclosures
- Seamless, Efficient Customer Journey

WEALTH MANAGEMENT

- Comprehensive Trust and Fiduciary Services
- Complex Estate and Wealth Planning Solutions
- Strategic Partnership with Ameriprise Financial

SUMMARY FINANCIALS (3/31/2026)

$4.4 Billion
Total Assets

$3.7 Billion
Deposits

$3.0 Billion
Gross Loans

54
Locations Throughout Michigan

NASDAQ: COFS

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

4

5 THE LEGACY OF CHOICEONE BANK

CHOICEONE BANK FOOTPRINT

7 ChoiceOne Financial Services, Inc. and ChoiceOne Bank BOARDS OF DIRECTORS (AS OF 12/31/25) FRONT ROW (L - R) BRUCE JOHN ESSEX, JR. Managing Director, Port City Ventures, LLC KEITH D. BROPHY CEO, Mentavi Health GREGORY A. MCCONNELL Chairman of the Boards, Retired Insurance Agent ROXANNE M. PAGE Vice Chairwoman of the Boards, Certified Public Accountant and Principal, Doeren Mayhew ERIC (RICK) E. BURROUGH CEO, Jams Media, LLC President, Web Press of Michigan, Inc. BACK ROW (L - R) HAROLD J. BURNS Certified Public Accountant and Partner, UHY LLP and Managing Director, UHY Advisors Michigan, Inc. GREG L. ARMOCK President, Armock Mechanical Contractors, LLC MICHELLE M. WENDLING Senior Director of Sales Strategy, PepsiCo, Inc. *ChoiceOne Bank Director Only CURT E. COULTER, D.O. Physician and Partner, Lapeer Medical Associates MICHAEL J. BURKE, JR. President, ChoiceOne Bank and ChoiceOne Financial Services, Inc. KELLY J. POTES CEO, ChoiceOne Bank and ChoiceOne Financial Services, Inc. President, ChoiceOne Insurance Agencies, Inc. BRADLEY F. MCGINNIS President, Megawall Corporation BRIAN P. PETTY Owner and President of Fenton Glass Service, Inc. STEVEN T. KRAUSE President, Best Storage, Inc. KELLY A. MYERS* Managing Member of Myers & Myers, PLLC RANDY D. HICKS, M.D. Physician and Co - CEO of Regional Medical Imaging P.C.

8 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 and prior to his current position held various roles including Chief Operating Officer overseeing technology and bank operations . Mr . Greenland also has over 10 years of prior experience as a Certified Public Accountant at PwC . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice, and show utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

9 AWARDS & ACCOMPLISHMENTS With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top - tier community bank in Michigan and in the banking industry. Michigan Certified Development Corporation - MCDC Community Bank Lender of the Year Award 2025 Web Marketing Association - WMA Outstanding Website 2025 Michigan Bankers Association - MBA Innovator of the Year 2025 Michigan Bankers Association - MBA Financial Literacy Award 2025 Cinnaire Michigan Community Fund 2025, 2023 Gold Award for choiceone.bank Redesigned Website dotComm 2024 SBA Michigan 504 Third Party Lender of the Year Award Fiscal Year 2023 Newsweek Best Small Bank in Michigan 2023, 2022, & 2021 Michigan Bankers Association - MBA Financial Literacy Award 2023, 2022, 2020, & 2019 Mastercard Doing Well by Doing Good Segment Award 2022 ABA Foundation Community Commitment Awards Economic Inclusion Honorable Mention 2021 Other Awards & Accomplishments

10 $ 604,000 + COMMUNITY DONATIONS Source: Numbers based on ChoiceOne internal data as of 12/31/2025 except where specifically identified

8,000 + VOLUNTEER HOURS Source: Numbers based on ChoiceOne internal data as of 12/31/2025 except where specifically identified

FINANCIAL SUMMARY

13 ADJUSTED NET INCOME AND ADJUSTED BASIC EARNINGS PER SHARE (1) *Tax - effected merger expenses refers to expenses related to the merger with County Bank Corp. effective on October 1, 2019, and the acquisition of Community Shores Bank Corporation effective on July 1, 2020. Adjusted amounts are not GAAP. Refer to Non - GAAP Reconciliation slide for further details. (1) See non - GAAP reconciliation : 2024 and 2025 Adjusted for expenses related to the merger of Fentura effective on March 1, 2025. Adjusted amounts are not GAA P. Refer to Non - GAAP Reconciliation slide for further details. $22,042 $23,640 $21,261 $26,727 $28,176 $13,704 $1,006 $23,348 $3.27 $2.02 $2.87 $3.15 $2.82 $3.40 $3.70 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2021 2022 2023 2024 2025 2026 Q1 Net Income (in thousands) Adjusted Net Income (in thousands) Basic earnings per share Adjusted basic earnings per share $ 0.91 $27,733 $51,524

14 CASH DIVIDENDS PER SHARE ; Ordinary dividends 3.8% dividend yield as of 12/31/25 $0.94 $1.01 $1.05 $1.09 $1.13 $0.29 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2021 2022 2023 2024 2025 2026 Q1 (1) Calculated using annualized Q1 2026

15 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified; Note: All dollars in thousands 1. For 2025 includes the impact of the Merger of Fentura of $1.8 billion in assets, $1.4 billion in loans, $1.4 billion is Depos its and $193 million of equity. HISTORIC BALANCE SHEET GROWTH – COFS Gross Loans (Including Held For Sale) (1) Total Assets (1) ; Impact of Merger with Fentura Financial Inc.

16 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified; Note: All dollars in thousands 1. For 2025 includes the impact of the Merger of Fentura of $1.8 billion in assets, $1.4 billion in loans, $1.4 billion is Depos its and $193 million of equity. HISTORIC BALANCE SHEET GROWTH – COFS Total Equity (1) Total Deposits (1) ; Impact of Merger with Fentura Financial Inc. $3,667,391 $2,118,003 $2,122,055 $2,214,103 $3,600,025 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2022 2023 2024 2025 2026 Q1 $221,669 $168,874 $260,415 $470,001 $465,353 $ - $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2022 2023 2024 2025 2026 Q1

17 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified (1) 2024 and 2025 Adjusted for merger of Fentura related expenses. See Non - GAAP reconciliation FINANCIAL PERFORMANCE METRICS – COFS Adjusted ROAE (1) Adjusted ROAA (1) 1.00% 0.85% 1.00% 0.69% 1.24% 0.04% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2022 2023 2024 2025 2026 Q1 ROAA Adjusted ROAA 1.04% 1.26% 13.25% 12.00% 11.80% 7.04% 11.65% 0.46% 5.83% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2022 2023 2024 2025 2026 Q1 ROAE Adjusted ROAE 12.87% 12.26%

18 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

Nasdaq

COFS TRADES ON NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"

Market Makers in ChoiceOne

Brean Capital
Eugene Bodo
215.665.6566

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Raymond James & Associates
Anthony LanFranca
312.655.2961

Analyst Coverage of ChoiceOne

Brean Capital
Dan Cardenes
dcardenas@breancapital.com

D. A. Davidson & Co.
Jeff Rulis
jrulis@dadco.com

HOVDE Group
Brendan Nosal
bnosal@hovdegroup.com

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

21 APPENDIX NON - GAAP RECONCILIATION Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified ; Note: All dollars in thousands (1) Merger related provision for credit loss represents the calculated credit loss on non - PCD loans acquired during the Fentura merger on March 1, 2025 2021 2022 2023 2024 2025 Quarterly 2026 Q1 Net income $ 22,042 $ 23,640 $ 21,261 $ 26,727 $ 28,176 $ 13,704 Merger related expenses net of tax - - - 1,006 13,885 - Merger related provision for credit losses, net of tax (1) - - - - 9,463 - Adjusted net income $ 22,042 $ 23,640 $ 21,261 $ 27,733 $ 51,524 $ 13,704 Weighted average common shares outstanding 7,685,459 7,504,173 7,532,998 8,166,472 13,941,260 14,990,017 Weighted average diluted common shares outstanding 7,702,714 7,527,371 7,572,290 8,221,065 13,992,099 15,041,910 Basic earnings per share $ 2.87 $ 3.15 $ 2.82 $ 3.27 $ 2.02 $ 0.91 Effect of merger expenses, net of tax impact - - - 0.13 1.68 - Adjusted basic earnings per share $ 2.87 $ 3.15 $ 2.82 $ 3.40 $ 3.70 $ 0.91 Diluted earnings per share $ 2.86 $ 3.15 $ 2.82 $ 3.25 $ 2.01 $ 0.91 Effect of merger expenses, net of tax impact - - - 0.12 1.67 - Adjusted diluted earnings per share $ 2.86 $ 3.15 $ 2.82 $ 3.37 $ 3.68 $ 0.91 Year Ended December 31,

APPENDIX NON-GAAP RECONCILIATION

Return on average assets	Twelve Months Ended December 31, 2022	 December 31, 2023	 December 31, 2024	 December 31, 2025	Three Months Ended (1) March 31, 2026
(In Thousands)					
Net income	$ 23,640	$ 21,261	$ 26,727	$ 28,176	$ 13,704
Plus merger related expenses net of tax	-	-	1,039	23,348	-
Adjusted net income	$ 23,640	$ 21,261	$ 27,766	$ 51,524	$ 13,704
Average total assets	$ 2,373,374	$ 2,493,840	$ 2,668,556	$ 4,079,074	$ 4,404,620
Annualized return on average assets	1.00%	0.85%	1.00%	0.69%	1.24%
Plus Merger adjustment	0.00%	0.00%	0.04%	0.57%	0.00%
Adjusted Annualized return on average assets	1.00%	0.85%	1.04%	1.26%	1.24%

Return on average shareholders' equity	Twelve Months Ended December 31, 2022	 December 31, 2023	 December 31, 2024	 December 31, 2025	Three Months Ended (1) March 31, 2026
(In Thousands)					
Net income	$ 23,640	$ 21,261	$ 26,727	$ 28,176	$ 13,704
Plus merger related expenses net of tax	-	-	1,039	23,348	-
Adjusted net income	$ 23,640	$ 21,261	$ 27,766	$ 51,524	$ 13,704
Average shareholders' equity	$ 178,415	$ 177,201	$ 226,547	$ 400,271	$ 470,395
Annualized return on average assets	13.25%	12.00%	11.80%	7.04%	11.65%
Plus Merger adjustment	0.00%	0.00%	0.46%	5.83%	0.00%
Adjusted Annualized return on average assets	13.25%	12.00%	12.26%	12.87%	11.65%

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
(1) annualized

22

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